UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.

                                FORM 8-K

                             CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                            January 16, 2002
                            ----------------
                            (Date of Report)


                             ENTROPIN, INC.
                             --------------
         (Exact name of registrant as specified in its charter)


          Colorado              33-23693              84-1090424
----------------------------  ------------        -------------------
(State or other jurisdiction   (Commission          (IRS Employer
       of incorporation)      File Number)        Identification No.)


               45926 Oasis Street, Indio, California 92201
               -------------------------------------------
      (Address of principal executive offices, including zip code)


                             (760) 775-8333
                             --------------
          (Registrant's telephone number, including area code)

                                   N/A
                                  ----
      (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.
---------------------

     Entropin, Inc. ("Entropin") issued the following press release on January 16, 2002:

                    ENTROPIN PROVIDES BUSINESS UPDATE

   INVESTOR CONFERENCE CALL TO BE HELD TODAY AT 4:30 P.M. EASTERN TIME

INDIO, Calif. (January 16, 2002) - Entropin, Inc. (Nasdaq: ETOP, ETOPW) is a specialty pharmaceutical company developing new topical therapeutics for painful soft tissue injuries and diseases. Today, the Company will provide an update on its progress toward developing and commercializing Esterom(R), a revolutionary new topical drug. Esterom(R) has the potential to replace other current therapeutics for treating impaired physical function resulting from painful soft tissue injuries and diseases - such as tendonitis and bursitis of the shoulder and lower back sprain.

Entropin has scheduled an investor conference call regarding its progress report. The call will be held today at 4:30 p.m. Eastern Time. To participate in the live call via telephone, please call (800) 355-7995 from the U.S., or (212) 676-5009 for international callers. A telephone replay will be available until 6:30 p.m. Eastern Time January 18, 2002, by dialing
(800) 633-8284 from the U.S., or (858) 812-6440 for international callers, and entering reservation number 20167040.

Those interested in listening to the conference call live via the Internet may do so by visiting the Company's Website at www.entropin.com. A replay will be available on the Website for 14 days.

The topics to be discussed in the conference call include:

     * Interim report of the Esterom(R) mechanism of action studies at Brigham & Women's Hospital at Harvard Medical School
     * Filing of a patent application for enhanced manufacturing of Esterom(R)
     * Selection of additional clinical sites for the Esterom(R) Phase II/III study
     * Strategy to expedite patient enrollment in the Esterom(R) Phase II/III study
     * Update of the clinical timeline for the Esterom(R) Phase II/III study

The Company has received an interim report of the mechanism of action studies involving Esterom(R) and its various components being conducted in the laboratory of Gary Strichartz, Ph.D. of the Brigham & Women's Hospital, part of Harvard Medical School. Dr. Strichartz is Professor of Anesthesia and Director of the Anesthesia Research Laboratories and is a world expert on pain and pain control.

For the first time outside of the Company's human clinical trials, the potent analgesic effects of Esterom(R) have been demonstrated. Specifically, Dr. Strichartz has shown that Esterom(R) effectively blocks nerve impulse conduction and has long-lasting analgesic properties. Furthermore, in testing the individual components that comprise Esterom(R), Dr. Strichartz has shown that the hydroxypropyl esters of benzoylecgonine are very potent in his models. These

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
molecules are 30- to 50-times more potent as analgesics than their non-ester parent compounds, and are 5-times more potent than lidocaine, a common topical anesthetic for local analgesia. The studies further demonstrated that a significant active component in Esterom(R) is a molecule for which Entropin holds issued U.S. composition of matter patents.

Dr. Strichartz stated, "These results demonstrate the essential physiological actions among the separate components of Esterom(R), and reveal the potential for long-lasting analgesia."

The Company also has filed a provisional application with the United States Patent Office, entitled "Novel Benzoylecgonine Compositions and Methods for Producing Them," which describes a manufacturing method for the enrichment of the compounds covered in the Company's composition of matter patents. The patent application describes a method for the production of Esterom(R). If issued, the patent will strengthen and expand the Company's already substantial patent portfolio for its lead clinical product.

Thomas G. Tachovsky, Ph.D., Entropin's president and chief executive officer, commented, "The preliminary results of the mechanism of action study confirm that Esterom(R) works. We now have demonstrated in these laboratory studies that the active ingredient(s) in Esterom(R) provides an analgesic effect by disrupting nerve impulses. We have already proven Esterom(R) to be safe in previous trials with no serious adverse events, and we expect the current Phase II/III study to prove its efficacy. Our intellectual property portfolio protects our market position for a significant period of time, with several key patents extending through 2013 with further extensions possible. Additionally, if issued, our new patent will further extend the period of exclusivity for Esterom(R)."

Furthermore, the Company has added two new sites, Renstar Medical Research in Ocala, FL and Renstar Medical Research in Plantation, FL, to the roster
of clinical sites participating in the Esterom(R) Phase II/III study.   The
principal investigators at these sites are part of large primary care/general medicine practices and supplement the medical experts in orthopedics, sports medicine and rheumatology currently in place.

On September 25, 2001, Entropin announced enrollment of the first patient in the Company's Phase II/III clinical trial. Due to slower-than-anticipated enrollment during the first three months of the trial, in addition to adding two new clinical sites, the Company has engaged a Clinical Research Associate to facilitate the study and to accelerate patient enrollment. Print advertising is now being supplemented with radio advertising and a website, www.painfulshoulder.com, to broaden the potential patient base. The radio announcement and website describe the study and instruct interested potential patients to call a toll free number for further information.

Based on current information, the Company expects enrollment in the Phase II/III study to be completed in September 2002, thereby adding approximately six months to the previously stated enrollment timeline. The Company does not anticipate any material financial impact due to this delay.

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
ABOUT ENTROPIN
Entropin, Inc. is a pharmaceutical research and development company, initially focused on the development of Esterom(R), a novel topical therapeutic for the treatment of painful soft tissue injuries, such as tendonitis or back sprain, that result in impaired function.

THIS NEWS RELEASE INCLUDES FORWARD-LOOKING STATEMENTS THAT REFLECT ENTROPIN'S CURRENT VIEWS WITH RESPECT TO FUTURE EVENTS AND FINANCIAL PERFORMANCE. THE WORDS "BELIEVE," "EXPECT," "ANTICIPATE," AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS ARE SUBJECT TO A VARIETY OF RISKS, UNCERTAINTIES, AND OTHER FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN ANY SUCH FORWARD-LOOKING STATEMENTS. THESE FACTORS INCLUDE, BUT ARE NOT LIMITED TO: (1) THE ABILITY TO SUCCESSFULLY COMPLETE DEVELOPMENT AND COMMERCIALIZATION OF PRODUCTS, INCLUDING THE COST, SCOPE AND RESULTS OF PRE-CLINICAL AND CLINICAL TESTING; (2) THE ABILITY TO SUCCESSFULLY COMPLETE PRODUCT RESEARCH AND FURTHER DEVELOPMENT, INCLUDING PRE-CLINICAL AND CLINICAL STUDIES; (3) THE TIME, COST AND UNCERTAINTY OF OBTAINING REGULATORY APPROVALS; (4) THE ABILITY TO OBTAIN SUBSTANTIAL ADDITIONAL FUNDING; (5) THE ABILITY TO DEVELOP AND COMMERCIALIZE PRODUCTS BEFORE COMPETITORS; AND (6) OTHER FACTORS DETAILED FROM TIME TO TIME IN FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                #   #   #

                               SIGNATURES
                               ----------
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  January 16, 2002            ENTROPIN, INC



                                   By: /s/ THOMAS G. TACHOVSKY
                                      ----------------------------------
                                      Thomas G. Tachovsky
                                      President and Chief Executive Officer




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